BIO-key™

A leader in fingerprint biometric identification solutions

Imperial Capital Security Investor Conference

Michael DePasquale
Chairman & CEO
December 10, 2015

OTCQB: BKYI
www.bio-key.com

SAFE HARBOR

Certain statements contained in this presentation are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Act.

These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. These risks and uncertainties include, without limitation, our history of losses and limited revenue, our ability to develop new products and evolve existing ones, wider market acceptance of biometric technologies, our ability to raise additional financing, and our ability to attract and retain key personnel.

For a more complete description of these and other risk factors that may affect the future performance of BIO-key International, Inc., see "Risk Factors" in the Company's Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. BIO-key undertakes no obligation to update nor to disclose any revision to these forward-looking statements whether to reflect events or circumstances after the date hereof or otherwise.

BIO-key™



Leader in fingerprint biometric solutions and strong authentication for identity and access management.

Evolving from software technologies to hardware/software solutions for broader user base.

BIO-key solutions are:

- Highly accurate
- Local or cloud based
- Cost effective
- Scalable
- Secure
- Fast


BIO-key™

HISTORY

- **1993** — BBG Engineering Launches Objective Develop Fingerprint ID Algorithm
- **1995** — SAC Technologies Secures First Patent
- **1997** — BIO-key International, Inc Publically Traded Company
- **1998** — Continued R&D Developing Top Performing Fingerprint Algorithm
- **2004** — Acquires Public Safety Group & Aether Systems Mobile Government Division
- **2007** — Sells Fire & Safety Division for $7.4M
- **2009** — Sells Law Enforcement Division for $11.3M
- **2010** — Secures $1M Contract with FBI
- **2011** — Agreement with Nigeria to enroll 110M SIM cards
- **2012** — Partnership agreement with InterDigital
- **2013** — 70+ Hospital EHR Platforms, 3K Medication Cabinets 3M Donor Licenses
- **2014** — Agreements with AMD, Experian, Next Biometrics and IDEX
- **2015** — Introduces SideSwipe, DASH and EcoID Fingerprint Readers

Global Threat

Unauthorized persons gaining access to sensitive data.


THE HOME DEPOT
DATA BREACH

76% of all data breaches enabled by weak credentialing/user authentication
(Verizon Data Breach Investigation)

Traditional security methods are failing, illustrating need for cost effective solutions that can address broad base of devices and applications.

Driven by fraud, intellectual challenge, politics, revenge, boredom & terrorism

Global Solution

BIO-key provides scalable, user-specific solution to securely authenticate individuals.

We serve a global market by providing security, accuracy & speed to authenticate the "human being" behind a transaction.

Other biometric technologies involve greater risks and costs.

BIO-key™

What We Do

- Convert fingerprint image into digital template
  - Mathematical representation of 2D fingerprint geography
  - Compatible with virtually all readers, interoperably
- Encrypt Template and Move for Comparison
  - Patented process for triple encrypted secure transportation
- Compare Template with Great Accuracy in Large Database
  - Cloud / server enables unlimited computational horsepower
  - Allows for False Alias matching, reducing fraud
  - Eliminates issues of lost device, identity always intact
- Return Message Based on Success of Match
  - May enable access to data / transactions / etc.


Typical Mobile Reader Field
(iPhone, Android etc)
25 Points of Data
BIO-key's
Reader Field
1,200 Points of Data

BIO-key™

How We Do It: Our Core Technologies



Vector Sector Technology™ VST

Software algorithm extracts unique fingerprint data for matching/verification against other fingerprint records.

-Interoperable with most fingerprint readers.

-1-to-1 (mobile device) and 1-to-many matching (cloud)

-Proven matching accuracy & speed against 1.3B fingerprint database

WEB-key™ Technology

Transports biometric data from device to cloud to device, enabling strong cloud-based authentication.

-Triple encryption for strong security

-Multi-modal authentication - Fingerprint, User/PW, OTP, Challenge, etc.

-Multiple operating system and agnostic device support

BIO-key™

BIO-key Data Transfer Patents




BIO-key patents cover the transfer of biometric data from a device to a network or internet ecosystem
Fingerprint template taken on phone
Encrypted fingerprint sent into the cloud
User authentication
Encrypted fingerprint matched against secure database in the cloud
Binary notification sent
BIO-key Patents:
Patent: 8,055,027 "Generation of Direction Information in Context of Image Processing"
Patent: 7,117,356 "Systems and Methods for Secure Biometric Authentication"
Patent: 8,214,652 "Biometric Identification Network Security"



OEM, Integrator and R&D Partners

BIO-key's biometric software is embedded in specialty applications.

BIO-key earns royalties from hardware integrators as they expand their applications reach.

Co-develop & market a fingerprint biometric solutions for mobile credentialing and payments market.

Access to Asia and APAC market via Hong Kong partner.

China Goldjoy Group Limited
中國金洋集團有限公司

Partnering For Turnkey Solutions

BIO-key™




BIO-key

- BIO-key has co-developed turnkey hardware/ software solutions with partners
  - Solutions are cost effective and easy to deploy
- BIO-key readers are streamlined and deliver top performance with lower cost
  - SideSwipe customized for Microsoft Surface Tablets
- China Goldjoy Licensed Technology:
  - IP related to data encryption, mobile payments and integrated web-service biometric security




BIO-key

Applications / Markets We Support

BIO-key™



Applications:	Markets:
Criminal Investigations / background checks	Government/Financial
Electronic Health Records / E-Prescription	Healthcare
Application and Network Access Control	All / Corporate
Employee and customer authentication	All
Border control	Government
Mobile Communications User Identity	Wireless Telecom
Fraud prevention	All / Retail / Financial
Social services fraud prevention	Government
ATM Transaction authentication	Financial
Mobile payment authentication	Financial

BIO-key™ Major Customer Validation

Healthcare

Cleveland Clinic

Secure access to electronic health records and e-prescriptions

Government

FBI

Match fingerprints against 200M records in criminal investigations

Business Services

LexisNexis™

ID verification for all MCAT, CPA, FINRA & CAT examinees at 2,000 testing centers

Communications

NCC Nigerian Communications Commission

Enrolled and de-duped over 100M SIM card registrants, to deter mobile phone fraud

BIO-key™

BIO-key Accuracy & Value



Cleveland Clinic Case Study:

BIO-key conducted **251,447** authentications in a month with **99.3%** first attempt success rate.

BIO-key solution saved an estimated **14 calendar days** of physician / clinician time across the entire staff base.


Cleveland Clinic

Password/tokens: 6-10 seconds

BIO-key: 1 second or less



BIO-key™

Biometrics Market Size



Fingerprint sensor-enabled devices market expected to reach **1.4 billion units by 2020** up from 317 million today.

Global biometric market revenues projected to grow to **$8.3B in 2018** – *Goode's Mobile Biometric Security Forecast*

Growth Drivers:

- Failure of existing user ID/password & other methods
- Mandated 2-factor Authentication in Highly Regulated Industries including healthcare, financial services and government.
- Emergence of cloud computing and Software as a Service drives commercial and consumer adoption of secure authentication.

BIO-key™

Partnership Initiatives



Key Initiatives:

- 'Identity Proofing' for user authentication in device-to-cloud identity management systems.
- Co-development of fingerprint sensors for mobile market.
- Biometric solutions for security of **Electronic Health Records and EPCS.**
- Hong Kong based partner for hardware & software-based biometric solutions.

Experian

IDEX THE ID OF YOU

Allscripts

China Goldjoy Group Limited 中國金洋集團有限公司

Identity/Access Management Partnerships

BIO-key™

CA Technologies
Integrated with CA Technologies CA Single Sign-On solution enabling secure user authentication from any location.

IBM
Provide secure access to IBM's Security Access Manager (ISAM) for Web.

Oracle
Device biometric security for Oracle Access Manager.

Avnet Global Licensing Agreement
Licensing agreement to integrate IBM middleware into BIO-key software.

BIO-key™

Revenue Mix

First Nine Months of 2015


Hardware Sales 15%
3rd Party Royalties 17%
Software Licenses 50%
Maintenance 18%


Civil ID & Government 43%
Healthcare 22%
Other 20%
Services 15%

Countries our products are in:



BIO-key™

Balance Sheet Summary

Post China Goldjoy Investment



	Nov. 12, 2015	2014
Current Assets	$12.8M	$1.8M
Net Working Capital	$11.4M	$0.5M

BIO-key™

Sales Outlook

- Sales opportunity pipeline $30M over next 12 months
  - 85% from highly regulated industries
  - 75% from OEM / partner relationships
- Q4 '15 Revenue guidance: $1.4M - $2.2M
  - versus $0.4M in Q4 '14
- 2015 Revenue guidance: $5.0M - $6.0M
  - versus $4.0M in 2014
- Benefits of China GoldJoy Group investment and partnership anticipated to begin in 2016



Management

Michael W. DePasquale – CEO 25+ years experience in executive management, sales and marketing. Previously CEO of Prism eSolutions, Inc.

Cecilia Welch – CFO 20+ years of operational and financial management experience in tech companies. Former controller at Savaje Technologies, Crystal Systems and ATN Microwave.

Mira K. LaCous – CTO 30+ years solution development, product management, inventive and creative solutions, and company leadership experience.

Jim Sullivan– SVP Global Sales 10+ years direct sales experience in Identity and access management with BIO-key's customers, AT&T, LexisNexis, NCR, McKeeson.

Scott Mahnken—VP Marketing 20+ year of classical marketing experience, including directing marketing at award winning agency Lanmark360. More than a dozen articles published in various industry journals.



Investment Highlights

Growth Drivers:

- Proliferation of devices, data & applications
- Growth in cloud computing
- Increase in breaches, fraud and loss
- Regulations mandating 2-factor authentication
- Cost & performance of existing technologies
- Expansion into Asia

Competitive Position/Barriers to Entry:

- VST & WEB-key technologies
- 10 Patents and several pending
- China Goldjoy & Other Partnerships
- OEM & Distribution Relationships

Contact Information



Mike DePasquale
Chairman & CEO
mike.depasquale@bio-key.com
732.359.1113

Investor & Media Contacts:
David Collins, Tanya Kamatu
Catalyst Global
bkyi@catalyst-ir.com
212-924-9800